UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 4, 2014

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(Address of Principal Executive Offices, including Zip Code)

(630) 372-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 4, 2014, PCTEL, Inc. issued a press release regarding its financial results for its fourth fiscal quarter and year ended December 31, 2013. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Officer Base Salary

On March 5, 2014, the Board of Directors (the “Board”) of PCTEL, Inc., (the “company” or “PCTEL”), upon the recommendation of the Compensation Committee of the Board, approved the base salary of the Chief Executive Officer of the company. In addition, on March 4, 2014 the Compensation Committee approved the base salaries of the other named executive officers of the company. The Compensation Committee based its recommendations to the Board for the base salary increases on the assessment of the performance, experience and responsibilities of each named executive officer and recommendations provided by the Committee’s independent compensation consultant.

Officer Name	Title	Base Salary Effective April 1, 2014
Martin H. Singer	Chairman of the Board & Chief Executive Officer	$495,000
John W. Schoen	Senior Vice President & Chief Financial Officer	$290,000
Jeffrey A. Miller	President, Connected Solutions	$300,000
David A. Neumann	Vice President & General Manager, RF Solutions	$251,000
Anthony Kobrinetz	Vice President & COO, Connected Solutions	$248,000

Adoption of 2014 Short Term Incentive Plan

On March 5, 2014, the Board, upon the recommendation of the Compensation Committee, adopted and approved the company’s Short Term Incentive Plan for 2014 (the “2014 STIP”). The 2014 STIP is designed to provide compensation incentives for the Chief Executive Officer, the other named executive officers and certain other employees of PCTEL based on the achievement of specifically-identified, short-term corporate and business segment goals for 2014.

The material terms of the 2014 STIP include the following:

•	All incentives to be paid to participants under the 2014 STIP will be paid in cash.

•	The performance criteria under the 2014 STIP are comprised of corporate-level goals for Mr. Singer and Mr. Schoen. Each of the other named executive officers have business segment revenue and non-GAAP goals that will be weighted 60% in addition to the corporate-level goals that will be weighted 40%.

•	The corporate goals, Connected Solutions segment’s goals, and RF Solutions segment’s goals are each defined in terms of revenue and non-GAAP earnings per share growth over 2013. Achievement of each of these sets of goals is determined on a sliding scale between 0% and 100%. Scores for goals are aggregated and averaged on a weighted basis in determining the amount of a particular award. The relevant weights of the revenue growth and non-GAAP earnings per share growth goals are 40% and 60% respectively. Non-GAAP earnings per share differs from GAAP earnings by the exclusion of stock-based compensation expense, amortization of intangible assets, restructuring charges, impairment charges, gain/loss on the sale of product lines, non-cash income tax expense and non-cash other income.

For the corporate goals, revenue growth is calculated from 0% to 15.1% over 2013 revenue, where 0% growth corresponds to 0% achievement and 15.1% growth corresponds to 100% achievement. Non-GAAP earnings per share growth is calculated from 0% to 57% over 2013, where 0% growth corresponds to 0% achievement and 57% growth corresponds to 100% achievement.

The Connected Solutions segment’s revenue growth is calculated from 0% to 17.4% over 2013 revenue, where 0% growth corresponds to 0% achievement and 17.4% growth corresponds to 100% achievement. Non-GAAP earnings per share growth is calculated from 0% to 61% over 2013, where 0% growth corresponds to 0% achievement and 61% growth corresponds to 100% achievement.

The RF Solutions segment’s revenue growth is calculated from 0% to 19.8% over 2013 revenue, where 0% growth corresponds to 0% achievement and 19.8% growth corresponds to 100% achievement. Non-GAAP earnings per share growth is calculated from 0% to 20% over 2013, where 0% growth corresponds to 0% achievement and 20% growth corresponds to 100% achievement.

•	Each participant in the 2014 STIP is eligible to be awarded a maximum incentive expressed as a percentage of that participant’s annual salary. This percentage is generally higher for the named executive officers and certain key employees of the company.

•	It is expected that the determination of achievement under the 2014 STIP will be made by the Compensation Committee during the first quarter of 2015.

Additional information relating to the terms of the 2014 STIP applicable to the Chief Executive Officer and other named executive officers of the company is summarized in the following table:

Name and Title	Maximum Incentive As a Percentage of 2014 Annual Salary
Martin H. Singer	130%
Chairman of the Board and Chief Executive Officer
John W. Schoen	95%
Senior Vice President & Chief Financial Officer
Jeffrey A. Miller	110%
President, Connected Solutions
David A. Neumann	95%
Vice President & General Manager, RF Solutions
Anthony Kobrinetz	90%
Vice President & COO, Connected Solutions

Adoption of 2014 Long-Term Incentive Plan

On March 5, 2014, the Board, upon the recommendation of the Compensation Committee, also approved the company’s Long-Term Incentive Plan for 2014 (“2014 LTIP”) which is based upon achievement of four-year revenue goals with a penalty if certain Adjusted EBITDA levels are not maintained. The four-year period is divided into two interim periods (each an “Interim Period”), the first of which will end at December 31, 2015 and the second of which will end at December 31, 2017. The total restricted share awards to the named executive officers of the company for the four-year performance period are summarized in the table below. Half of the restricted share awards indicated in the table below will be earned if the performance goals are achieved for the first Interim Period and the other half will be earned if the goals are achieved for the second Interim Period.

Name and Title	Restricted Shares at Revenue Below Threshold	Restricted Shares at Threshold Revenue	Restricted Shares at Target Revenue
Martin H. Singer	0	14,000	28,000
Chairman of the Board & Chief Executive Officer
John W. Schoen	0	7,000	14,000
Senior Vice President & Chief Financial Officer
Jeffrey A. Miller	0	9,000	18,000
President, Connected Solutions
David A. Neumann	0	11,500	23,000
Vice President & General Manager, RF Solutions
Anthony Kobrinetz	0	7,500	15,000
Vice President & COO, Connected Solutions

•	In order to receive restricted shares under the 2014 LTIP at the end of the first Interim Period, the Company must achieve threshold revenue of $114 million (representing 9.3% growth over two years), in which case each named executive officer will receive half of the number of restricted shares indicated in the column above entitled “Restricted Shares at Threshold Revenue.” If the Company achieves or exceeds its target revenue of $127 million at the end of the first Interim Period (representing 21.8% growth over two years), the named executive officers will receive half of the number of restricted shares indicated in the column above entitled “Restricted Shares at Target Revenue.” Either of these awards may be reduced by the Adjusted EBITDA Penalty described below. It is expected that the determination of achievement under the 2014 LTIP for the first Interim Period will be made during the first quarter of 2016 and the equity award, if any, will be paid promptly thereafter.

•	In order to receive restricted shares at the end of the second Interim Period, the Company must achieve a threshold revenue of $142 million (representing 36.2% growth over four years) which will result in the named executive officers receiving half of the number of restricted shares indicated in the column above entitled “Restricted Shares at Threshold Revenue.” If the Company achieves its target revenue of $149 million (representing 42.9% growth over four years) for the second Interim Period, the named executive officers will receive half of the number of restricted shares indicated in the column above entitled “Restricted Shares at Target Revenue.” Either of these awards may be reduced by the Adjusted EBITDA Penalty described below. It is expected that the determination of achievement under the 2014 LTIP for the second Interim Period will be made during the first quarter of 2018 and the equity award, if any, will be paid promptly thereafter.

•	The award of restricted shares at the end of either the first or second Interim Period, as described above, will be reduced by 25% if the Company’s Adjusted EBITDA as a percentage of the Company’s revenue (“Adjusted EBITDA Percentage”) for the relevant period is less than 8%, and the equity award will be reduced by 10% if the Adjusted EBITDA Percentage for the relevant period is less than 11% but greater than 8% (the “Adjusted EDITDA Penalty”). The term “Adjusted EBITDA” means GAAP operating profit excluding stock compensation expenses, amortization of intangible assets, restructuring charges, impairment charges, gain/loss on sale of product lines, and expenses included in GAAP operating profit to the extent their recovery is recorded below operating profit.

•	Revenue generated by entities acquired in the second year of an Interim Period will contribute to achievement of the revenue goal, but the revenue contribution is capped at $5 million regardless of any greater actual revenue generation by such acquired entity in such year. Entities acquired in the first year of an Interim Period will become integrated into the Company by the end of the Interim Period and their revenue contribution will not be separately tracked or capped.

•	If the Company’s revenue falls between the threshold and the target revenue, the number of restricted shares received by named executive officers will be interpolated in a linear progression.

•	If the Company over-achieves its first or second Interim Period target revenue, the number of restricted shares awarded will be the same as at the target revenue. There is no additional equity award for exceeding the target revenue.

•	If the Company fails to achieve the revenue threshold at the end of the first Interim Period, those restricted shares will be foregone and will not be awarded regardless of the Company’s revenue at the end of the second Interim Period.

The restricted stock granted under the 2014 LTIP is issued under the company’s 1997 Stock Plan, as amended. The 1997 Stock Plan permits the incentive awards paid under these Plans to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release, dated March 4, 2014, of PCTEL, Inc. announcing its financial results for its fourth fiscal quarter and year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2014

PCTEL, INC.

By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release, dated March 4, 2014 of PCTEL, Inc. announcing its financial results for its fourth fiscal quarter and year ended December 31, 2013.